Swan Defined Risk Fund

Class Y Shares SDRYX

Swan Defined Risk Emerging Markets Fund

Class Y Shares SDFYX

Swan Defined Risk Foreign Fund

(formerly Swan Defined Risk Foreign Developed Fund)

Class Y Shares SDJYX

Swan Defined Risk U.S. Small Cap Fund

Class Y Shares SDCYX

Swan Defined Risk Growth Fund

Class Y Shares SDAYX

each a series of Northern Lights Fund Trust III

Supplement dated August 5, 2021 to

the Prospectus and Statement of Additional Information dated October 27, 2020, as supplemented July 1, 2021

Effective as of the close of business on September 5, 2021, sales and operations of Class Y shares of the Swan Defined Risk Fund, Swan Defined Risk Emerging Markets Fund, Swan Defined Risk Foreign Fund, Swan Defined Risk U.S. Small Cap Fund and Swan Defined Risk Growth Fund (the “Funds”) will be suspended. Accordingly, the Funds will no longer accept purchase orders from any investor for Class Y shares. The Funds may recommence offering and operation of Class Y shares in the future.

************

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated October 27, 2020, as supplemented July 1, 2021, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-896-2590.

Please retain this Supplement for future reference.